Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Oct 1, 2007-
Oct 31, 2007

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Corp. (Case No. 07-11080) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation (Case No. 07-11081) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation II (Case No. 07-11082) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Acceptance Corporation (Case No. 07-11083) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Mortgage Partners, LLC (Case No. 07-11084) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

REPORT PREPARER:	Homebanc Mortgage Corporation and Debtor

Subsidiaries

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: November 20, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Oct 1, 2007-
Oct 31, 2007

TABLE OF CONTENTS

I.	Consolidating Balance Sheets (unaudited)	7

II.	Consolidating Statements of Operations (unaudited)	8

III.	Consolidating Statements of Cash Flows (unaudited)	9

IV.	Disbursements for Calculating U.S. Trustee Quarterly Fees	13

V.	Certifications	3

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings	14

VII.	Debtor Questionnaire	4

VIII.	Bank Account Summary	5

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Oct 1, 2007-
Oct 31, 2007

V.	Certifications

A.	Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ October 31, 2007 bank balances have been reconciled in an accurate and timely manner.

B.	Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: November 20, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Oct 1, 2007-
Oct 31, 2007

Vll.	Debtor Questionnaire

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		XXX

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		XXX

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	XXX

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	XXX

Notes:

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Oct 1, 2007-
Oct 31, 2007

Bank Account Summary

See attached sheets that follow

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

Company Guide for Financial Statement Abbreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary are prepared in accordance with Generally Accepted Accounting Principals (“GAAP”) and as such contain both debtor and non-debtor entities. Listed below is a guide to the company abbreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor
HBTP	HomeBanc Title Partners	Non-Debtor
MI Captive	MI Captive	Non-Debtor
HMB Mortgage Partners	HMB Mortgage Partners	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF OCTOBER 31, 2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Assets
Cash	5,924	5,073	781	(1,931)	—	—	—	—	—	—	—	—	(69)		9,778
Restricted cash	10,790	—	—	(341)	—	—	—	—	—	—	—	—	—		10,449
Mortgage loans held for sale, net	516,987	—	—	(335)	179,006	318,973	541,088	53,072	—	842,886	810,130	422,655	—	(3,167,475)	516,987
Mortgage loans held for investment	—	—	—	—	(2,886)	(2,876)	(1,044)	(348)	(1,390)	(1,341)	(1,240)	—	—	3,166,593	3,155,468
Mortgage servicing rights	67,157	—	—	—	—	—	—	—	—	—	—	—	—		67,157
Receivable from custodian	—	—	—	512	3,412	(1,994)	(2,854)	(293)	637,187	(4,059)	(3,827)	(933)			627,151
Trading securities	752														752
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued interest receivable	(1,142)	—	—	—	(28)	(21)	(86)	(6)	(25)	(69)	(13)	4			(1,386)
Premises and equipment, net	15,144	—	—	18	—	—	—	—	—	—	—	—	—		15,162
Goodwill, net	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Deferred tax asset, net	16,502	—	—	—	—	—	—	—	—	—	—	—	—	—	16,502
Accounts receivable from affiliates	—	3,758	—	145,007	1,079	—	—	—	—	—	—	—	—	(149,844)	—
Investment in subsidiaries	—	—	—	392,980	—	—	—	—	—	—	—	—	—	(392,980)	—
Other assets	16,725	—	—	2,073	2,885	6,608	6,134	347	3,242	1,342	1,238	2,589			43,183

Total assets	648,839	8,831	781	537,983	183,468	320,690	543,238	52,772	639,014	838,759	806,288	424,315	(69)	(543,706)	4,461,203

Liabilities and shareholders’ equity
Warehouse lines of credit	523,011				—	—	—	—	—	—	—	—	—		523,011
Repurchase agreements	—			—											—
Loan funding payable	21,631	—	—	—	—	—	—	—	—	—	—	—	—		21,631
Accrued interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued expenses	21,991	—		2,515	—	—	—	—	—	—	—	—	—		24,506
Other accounts payable	—		—	(18,562)	—	—	—	—	—	—	—	—	—		(18,562)
Accounts payable to affiliates	33,439	—	969		—	6,851	5,073	2,296	13,591	42,862	35,051	10,284	(69)	(149,758)	589
Collateralized debt obligations	—	—	—		171,289	309,676	537,264	43,214	620,699	794,141	769,602	415,227	—		3,661,112
Junior subordinated debentures representing obligations for trust preferred securities	—			175,260											175,260

Total liabilities	600,072	—	969	159,213	171,289	316,527	542,337	45,510	634,290	837,003	804,653	425,511	(69)	(149,758)	4,387,547
Minority interest	64	—	—	—	—	—	—	—	—	—	—	—	—		64
Shareholders’ equity:
Preferred stock	—	—	—	47,992	—	—	—	—	—	—	—	—	—		47,992
Common stock	—	—	—	571	—	—	—	—	—	—	—	—	—		571
Additional paid-in capital	393,898	25	25	278,865	—	—	—	—	—	—	—	—	—	(393,948)	278,865
Accumulated deficit	(345,195)	8,806	(213)	69,246	12,179	4,163	901	7,262	4,724	1,756	1,635	(1,196)	—		(235,932)
Treasury stock	—	—	—	(17,904)	—	—	—	—	—	—	—	—	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total shareholders’ equity	48,703	8,831	(188)	378,770	12,179	4,163	901	7,262	4,724	1,756	1,635	(1,196)	—	(393,948)	73,592

Total liabilities and shareholders’ equity	648,839	8,831	781	537,983	183,468	320,690	543,238	52,772	639,014	838,759	806,288	424,315	(69)	(543,706)	4,461,203

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED OCTOBER 31, 2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Revenues:
Net interest income:
Interest income:
Mortgage loans, including fees	(280)	—	—	—	(934)	(1,301)	(2,110)	(312)	(2,539)	(3,355)	(3,379)	(1,892)	—	—	(16,102)
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trading securities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total interest income	(280)	—	—	—	(934)	(1,301)	(2,110)	(312)	(2,539)	(3,355)	(3,379)	(1,892)	—	—	(16,102)
Total interest expense	(873)	—	—	451	(878)	(1,477)	(2,472)	(209)	(2,812)	(3,624)	(3,493)	(1,854)	—	—	(17,241)

Net interest income	(1,153)	—	—	451	(1,812)	(2,778)	(4,582)	(521)	(5,351)	(6,979)	(6,872)	(3,746)	—	—	(33,343)
Provision for loan losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net interest income after provision for loan losses	(1,153)	—	—	451	(1,812)	(2,778)	(4,582)	(521)	(5,351)	(6,979)	(6,872)	(3,746)	—	—	(33,343)
Net gain on sale of mortgage loans	(29)	—	—	—	—	—	—	—	—	—	—	—	—	—	(29)
Net gain on sale of securities available for sale	—	—	—	1	—	—	—	—	—	—	—	—	—	—	1
Mortgage servicing income, net	(208)	—	—	—	—	—	—	—	—	—	—	—	—	—	(208)
Other revenue	538	—	—	—	—	—	—	—	—	—	—	—	—	—	538

Total revenues	(852)	—	—	452	(1,812)	(2,778)	(4,582)	(521)	(5,351)	(6,979)	(6,872)	(3,746)			(33,041)
Expenses:
Salaries and associate benefits, net	839	—	—	76	—	—	—	—	—	—	—	—	—	—	915
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Marketing and promotions	(26)	—	—	—	—	—	—	—	—	—	—	—	—	—	(26)
Occupancy and equipment	300	—	—	—	—	—	—	—	—	—	—	—	—	—	300
Depreciation and amortization	488	—	—	2	—	—	—	—	—	—	—	—	—	—	490
Minority interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expense	1,405	—	—	(89)	—	—	—	—	—	—	—	—	—	—	1,316

Total expenses	3,006	—	—	(11)	—	—	—	—	—	—	—	—	—	—	2,995

Loss before income taxes	(3,858)	—	—	463	(1,812)	(2,778)	(4,582)	(521)	(5,351)	(6,979)	(6,872)	(3,746)	—	—	(36,036)
Income tax expense	—		—	—	—	—	—	—	—	—	—		—	—	—

Net loss	(3,858)	—	—	463	(1,812)	(2,778)	(4,582)	(521)	(5,351)	(6,979)	(6,872)	(3,746)	—	—	(36,036)

Note: Company abbreviations included on cover page to the financial statements

(1)	Note that negative net interest income for the month of October is the result of the service release of loans to JPMorgan. Management is in process of reconciling the service release activity and will adjust in the November financials.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE TEN MONTH PERIOD ENDED OCTOBER 31, 2007

(Dollars in Thousands)

October 31, 2007
Operating activities
Net loss	$(170,860)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Goodwill impairment	39,995
Depreciation and amortization	6,344
Net amortization of premium/accretion of discount on investment securities	(1,064)
Provision for loan losses	(3,830)
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,104)
Gain on sale of securities available for sale	(24,003)
Capitalization of mortgage servicing rights	(23,172)
Change in fair value of mortgage servicing rights	(77)
Loss on disposal of premises and equipment	27,492
Stock-based compensation, net	2,678
Compensation expense for Sales Equity Plan, net	158
Cumulative effect of change in accounting principle	—
Minority interest	22
Deferred taxes	5,716
Decrease (increase) in restricted cash	117,584
(Increase) decrease in mortgage loans held for sale, net	(137,688)
Increase in trading securities	4,072
Decrease in receivable from custodian	(549,539)
Decrease (increase) in accrued interest receivable	23,773
Decrease (increase) in other assets	74,313
(Decrease) increase in accrued interest payable	(9,144)
Decrease in other liabilities	(70,565)

Net cash (used in) provided by operating activities	$(692,899)
Investing activities
Net principal collections of mortgage loans held for investment	1,215,060
Purchases of premises and equipment, net	(3,592)
Purchases of investment securities available for sale	—
Proceeds from the sale of securities available for sale	1,509,386
Proceeds from maturities and prepayments of investment securities available for sale	49,274
Purchase of investment securities held to maturity	—
Proceeds from maturities and prepayments of investment securities held to maturity	10,553

Net cash provided by (used in) investing activities	$2,780,681
Financing activities
Increase (decrease) in warehouse credit facilities, net	118,246
(Decrease) increase in repurchase agreements, net	(1,527,470)
Net change in loan funding payable	(42,224)
Proceeds from debt issuance	—
Repayment of debt	(615,914)
Proceeds from issuance of preferred stock, net	—
Purchase of shares under share repurchase program	(16,499)
Purchase of shares under Sales Equity Plan	—
Cash dividends paid	(15,130)

Net cash (used in) provided by financing activities	$(2,098,991)

Net increase (decrease) in cash	(11,209)
Cash and cash equivalents at beginning of period	20,987

Cash and cash equivalents at end of period	$9,778

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

HBMC BALANCE SHEETS (unaudited)

AS OF OCTOBER 31, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	5,637	176	—	111		5,924
Restricted cash	10,790	—	—	—		10,790
Mortgage loans held for sale, net	516,987	—	—	—		516,987
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	67,157	—	—	—		67,157
Trading securities	752	—	—	—		752
Accrued interest receivable	(1,142)	—	—	—		(1,142)
Premises and equipment, net	15,074	70	—	—		15,144
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	16,502	—	—	—	—	16,502
Other assets	10,521	83	6,121	—		16,725
A/R from affiliates		4,246	571	77	(4,894)	—
Investment in subsidiaries	752	—	—	—	(752)	—

Total assets	643,030	4,575	6,692	188	(5,646)	648,839

Liabilities and shareholders equity
Warehouse lines of credit	523,011	—	—	—		523,011
Repurchase agreements	—					—
Loan funding payable	21,631	—	—	—		21,631
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	38,333				(4,894)	33,439
Other liabilities	21,928	63	—	—		21,991
Deferred tax liability		—	—	—	—	—

Total liabilities	604,903	63	—	—	(4,894)	600,072

Minority interest	—	36	—	28		64
Shareholders’ equity:
Additional paid-in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(355,771)	4,317	6,034	104	121	(345,195)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	38,127	4,476	6,692	160	(752)	48,703

Total liabilities and shareholder’s equity	643,030	4,575	6,692	188	(5,646)	648,839

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

HBMC STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED OCTOBER 31, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Revenues:
Net gain on sale of mortgages	(29)	—	—	—	—	(29)
Mortgage servicing income, net	(208)	—	—	—	—	(208)
Trading securities	—	—	—	—	—	—
Other revenue	202	—	336	—	—	538
Net interest income	—	—	—	—	—	—
Interest income	(280)	—	—	—	—	(280)
Interest Expense	(873)	—	—	—	—	(873)
Net interest income	(1,153)	—	—	—	—	(1,153)

Total revenues	(1,188)	—	336	—	—	(852)

Expenses	—	—	—	—	—	—
	—	—	—	—	—	—
Salaries and associate benefits, net	839	—	—	—	—	839
Goodwill impairment	—	—	—	—	—	—
Marketing and promotions	(26)	—	—	—	—	(26)
Occupancy and equipment expense	300	—	—	—	—	300
Depreciation and amortization	488	—	—	—	—	488
Interest expense, other	—	—	—	—	—	—
Minority interest	—	—	—	—	—	—
Loss on disposal of assets	(26)	—	—	—	—	(26)
Other operating expense	1,428	—	3	—	—	1,431

Total expenses	3,003	—	3	—	—	3,006

	—	—	—	—	—	—
Loss before income taxes	(4,191)	—	333	—	—	(3,858)
	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—
	—	—	—	—	—	—

Loss before cumulative effect of change in accounting principle	(4,191)	—	333	—	—	(3,858)

	—	—	—	—	—	—
Cumulative effect of change in accounting principle	—	—	—	—	—	—
	—	—	—	—	—	—

Net loss	(4,191)	—	333	—	—	(3,858)

Note: Company abreviation included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

HBMC STATEMENT OF CASH FLOWS

FOR THE TEN MONTH PERIOD ENDED OCTOBER 31, 2007

(Dollars in Thousands)

October 31, 2007
Operating activities
Net loss	$(135,885)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment	39,995
Depreciation and amortization	6,308
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,104)
Capitalization of mortgage servicing rights	(23,172)
Change in fair value of mortgage servicing rights	(77)
Loss on disposal of premises and equipment and lease terminations	27,492
Stock-based compensation, net	3,240
Minority interest	22
Decrease in cash overdraft	—
Deferred taxes	5,716
Decrease (increase) in restricted cash	67,728
(Increase) decrease in mortgage loans held for sale, net	(137,688)
Purchase of mortgage loans held for sale from parent	—
Decrease (increase) in trading securities	4,072
Decrease (increase) in accrued interest receivable	1,802
Net change in funds due from/to affiliates	(56,578)
Decrease (increase) in other assets	34,441
(Decrease) increase in accrued interest payable	(2,127)
Decrease in other liabilities	(14,260)

Net cash used in operating activities	(184,075)

Investing activities
Purchase of premises and equipment, net	(3,568)
Proceeds from sale of trading securities	—

Net cash used in investing activities	(3,568)

Financing activities
Capital contribution	97,290
Increase in warehouse line of credit, net	118,246
Increase in repurchase agreements	—
Net change in intercompany debt	—
Net change in loan funding payable	(42,224)

Net cash provided by financing activities	173,312

Net decrease in cash	(14,331)
Cash and cash equivalents at beginning of period	20,255

Cash and cash equivalents at end of period	5,924

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

IV.	Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$3,635	$77	$—	$—	$—	$—
LESS: Transfers to Debtor-in-Possession Accounts	—	—	—	—	—	—
PLUS: Estate Disbursements made by Outside Sources (i.e from Escrow Accounts)	—	—	—	—	—	—

Total - Disbursements for Calculating U.S Trustee Quarterly Fees	$3,635	$77	$—	$—	$—	$—

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)	—
Past Due 1-30 Days	—
Past Due 31-60 Days	—
Past Due 61-90 Days	—
Past Due Over 90 Days	—
Open Receivables (non-aged)	3,002

Total Accounts Receivable	$3,002

Post-petition Accounts Payable as of Current Month-end

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable - Trade	$—	$—	$—	$—	$—	$—

Note: all post-petition trade payable invoices received were paid as of month end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries
	Reporting Period:	October 1, 2007-
October 31, 2007

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s)
Wachovia Master Cash	HBMC	2080000697499	2,485
Wachovia Master Cash	HMB	2000016950090	(2,722)
Wachovia Master Cash	HBFCI	2000015260875 / 2000015260642	5,072
Wachovia Master Cash	HBFCII	2000015260655	781
Wachovia Master Cash	HBAC	2000015260846	(69)
JPMC Operating	HBMC	113207618	96
JPMC Aggregation Collection	HBMC	730142627	3,047
JPMC Liquid Funding Collection	HBMC	709382329	10
JPMC Collection Account	HMB	113398359	82
JPMC Master Account	HMB	66656222	709
Wachovia Operating	HBMP	2000032602937	111
HomeBanc Title Partners Operating	HB Mtg Partners	Non-Debtor	176

			9,778

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ October 31, 2007 bank balances have been reconciled in an accurate and timely manner. Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:	/s/ Donald R. Ramon
Donald R. Ramon Senior Vice President and Controller

Date: November 20, 2007